                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.____)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss240.14a-11(c) or ss240.14a-12



                        Summit Brokerage Services, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee Computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:
   ............................................................................

2) Aggregate number of securities to which transaction applies:
   ............................................................................

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
   ............................................................................

4) Proposed maximum aggregate value of transaction:
   ............................................................................

5) Total fee paid:
   ............................................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:
        .......................................................................

    2) Form, Schedule or Registration Statement No.:
        .......................................................................

    3) Filing Party:
        .......................................................................

    4) Date Filed:
        .......................................................................

                        SUMMIT BROKERAGE SERVICES, INC.
                                25 Fifth Avenue
                           Indialantic, Florida 32903


July 26, 2000



Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of Summit Brokerage Services, Inc., a Florida corporation (the "Company"). The Annual Meeting will be held on Saturday, August 12, 2000 at 12:00 p.m. in the Grand Ballroom of the Hilton Beach Hotel, located at 3003 North AIA, Indialantic, Florida.

         Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

         Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date and promptly return the enclosed proxy in the enclosed postage-paid envelope. If you decide to attend the Annual Meeting and vote in person, you will of course have that opportunity.

         On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

         We look forward to seeing you at the Annual Meeting.

                                   Sincerely,

                                   /s/ Richard Parker
                                   ---------------------------
                                   Richard Parker
                                   Chairman of the Board
                                   and Chief Executive Officer

                        SUMMIT BROKERAGE SERVICES, INC.
                                25 Fifth Avenue
                           Indialantic, Florida 32903


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 12, 2000




To Our Shareholder:

         The Annual Meeting of Shareholders of the Company will be held on Saturday, August 12, 2000 at 12:00 p.m. in the Grand Ballroom of the Hilton Beach Hotel, located at 3003 North AIA, Indialantic, Florida., for the following purposes, as described in the attached Proxy Statement:

1.       To elect four directors of the Company.

2. To consider and act upon a proposal to approve the Company's 2000 Incentive Compensation Plan.

3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on July 26, 2000 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

                                       By Order of the Board of Directors,

                                       /s/ Mark F. Caulfield
                                       ----------------------------------------
                                           Mark F. Caulfield
                                           Chief Financial Officer,
                                           Secretary and Treasurer

Indialantic, Florida
Date: July 26, 2000

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                        SUMMIT BROKERAGE SERVICES, INC.

                       PROXY STATEMENT FOR ANNUAL MEETING
                                OF SHAREHOLDERS
                           TO BE HELD AUGUST 12, 2000


         This Proxy Statement has been prepared and is furnished by the Board of Directors of Summit Brokerage Services, Inc., a Florida corporation (the "Company" or "Summit"), in connection with the solicitation of proxies for the 2000 Annual Meeting of Shareholders of the Company, to be held at 12:00 p.m. on Saturday, August 12, 2000, in the Grand Ballroom of the Hilton Beach Hotel located at 3003 North AIA, Indialantic, Florida, and any adjournments or postponements thereof, for the purposes set forth in the accompanying notice of meeting.

         It is anticipated that this Proxy Statement and the accompanying form of proxy will be mailed to shareholders on or about July 28, 2000. The Company's Form 10-SB, including audited financial statements for the fiscal year ended December 31, 1999, is being mailed or delivered concurrently with this Proxy Statement. The Form 10-SB is not to be regarded as proxy soliciting material. The Company's principal executive offices are located at 25 Fifth Avenue, Indialantic, Florida 32903.


                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Secretary of the Company at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by mail, but directors, officers and regular employees of the Company may solicit proxies personally, by telephone or by facsimile transmission without additional compensation in respect therefor. The Company will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy material to beneficial owners.


                            PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

1.       To elect four directors of the Company.

2. To consider and act upon a proposal to approve the Company's 2000 Incentive Compensation Plan.

3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         Shares represented by a properly executed proxy received in time to permit its use at the Annual Meeting and any adjournments or postponements thereof will be voted in accordance with the instructions indicated therein. If no instructions are indicated, the shares represented by the proxy will be voted (a) FOR the election of all four nominees for director, (b) FOR the proposal to ratify the Company's 2000 Incentive

Compensation Plan, and (c) in the discretion of the proxy holders as to any other matter which may properly come before the Annual Meeting.


                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors has set the close of business on July 26, 2000 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 4,544,925 shares of common stock issued and outstanding, all of which are entitled to be voted on each matter to be presented at the Annual Meeting on the basis of one vote for each share held. A majority of these shares of common stock will constitute a quorum for the transaction of business at the Annual Meeting.

         In determining the presence of a quorum at the Annual Meeting, abstentions are counted and broker or nominee non-votes (instances where brokers or nominees are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy) are not. As to all matters to be voted on by shareholders at the Annual Meeting, abstentions and broker non-votes have no legal effect on whether a matter is approved. Directors or nominees are elected by a plurality of the votes cast. The affirmative vote of a majority of the votes cast is required for approval and ratification the Company's 2000 Incentive Compensation Plan and any other matter that may be submitted to the vote of the shareholders.

         As of the Record Date, the directors and executive officers of the Company beneficially owned common stock representing 76.3% of the issued and outstanding shares of voting stock. Such persons have informed the Company that they intend to vote all of their shares of common stock in favor of all proposals set forth in this Proxy Statement.

         You are requested, regardless of the number of shares you hold, to sign the proxy and return it promptly in the enclosed envelope.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information, as of July 19, 2000, with respect to the beneficial ownership of the Company's common stock by: (i) each shareholder known by the Company to be the beneficial owner of more than 5% of the Company's common stock; (ii) each director; (iii) each executive officer named in the Summary Compensation Table; and (iv) all executive officers and directors as a group.

            NAME OF BENEFICIAL OWNER(1)      NUMBER OF SHARES     PERCENTAGE(2)
            ---------------------------      ----------------     -------------

            Richard Parker (3)(4)                3,793,035          68.7%
            Harry S. Green (5)                      44,500             *
            Jack B. Root (5)                        14,500             *
            Brian R. Best (6)                       10,500             *
            All officers and directors
                  as a group (6 persons)(7)      4,211,385          76.3%

------------------------

 *   Less than one percent.

(1) Unless otherwise noted, the address of each person or entity listed is Summit Brokerage Services, Inc., 25 Fifth Avenue, Indialantic, Florida 32903.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities that are currently exercisable, or exercisable within 60 days of July 19, 2000, are deemed outstanding for computing the percentage of the person holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3) Includes 640,175 shares owned by Richard & Joan Parker, Jt. Ten., and 27,000 shares owned by Mr. Parker's spouse, Joan Parker.

(4) Includes 551,440 shares issuable pursuant to a currently exercisable stock purchase option, 391,440 of which are held by Mr. Parker solely and 160,000 of which are held by Richard and Joan Parker, Jt. Ten.

(5) Includes 10,000 shares issuable pursuant to a currently exercisable stock purchase option.

(6) Includes 5,000 shares issuable pursuant to a currently exercisable stock purchase option.

(7) Includes 896,440 shares issuable pursuant to a currently exercisable stock purchase option.

I.       ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

NOMINEES

         The Company's Articles of Incorporation provides that the number of directors may be increased or decreased from time to time by the Company's Bylaws, but shall never be less than one. The Company's Bylaws, as recently amended by the Company's Board of Directors, provides that the number of directors may be fixed from time to time by resolution of the Board of Directors, which number shall not be less than one. There are currently four directors and the number of directors has been fixed by the Board of Directors at five. Accordingly, the Company is actively seeking a qualified individual to fill the vacancy, but may not have a nominee as of the date of the Annual Meeting. In such event, the Board of Directors will elect a qualified individual to fill the vacancy and serve as a director until the 2001 Annual Meeting of Shareholders as soon as practicably possible after the Annual Meeting. The Company's Bylaws, as amended, provide that vacancies occurring on the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors or by the shareholders of the Company. The Company's officers serve at the discretion of the Board of Directors and are elected by the Board annually.

         Each director elected at the Annual Meeting will serve for a term expiring at the 2001 Annual Meeting of Shareholders or until a successor has been duly elected and qualified. Messrs. Richard Parker, Brian R. Best, Harry
S. Green and Jack B. Root have been nominated as directors to be elected by the shareholders at this Annual Meeting, and proxies will be voted for Messrs. Richard Parker, Brian R. Best, Harry S. Green and Jack B. Root absent contrary instructions. All of the nominees are currently directors of the Company.

         The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that a nominee is unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominee, if any, and for such other person as may be designated by the Board of Directors.

         Certain biographical information regarding each nominee for election as a director of the Company is set forth under "Executive Officers and Directors" below.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ALL NOMINEES FOR DIRECTORS.


EXECUTIVE OFFICERS AND DIRECTORS

         The executive officers and directors of the Company are as follows:

         NAME                       AGE     TITLE
         --------------             ---     ----------------------------------

         Richard Parker             48      Chairman & Chief Executive Officer
         William R. Turner(1)       56      President & Chief Operating Officer
         Mark F. Caulfield          42      Chief Financial Officer, Secretary
                                            & Treasurer
         Brian R. Best              30      Director
         Harry S. Green             58      Director
         Jack B. Root               66      Director

------------

(1) William R. Turner, the current President and Chief Operating Officer of the Company, tendered his resignation from such offices effective August 14, 2000. The Company is actively seeking a qualified individual to serve in such capacity.

Richard Parker, Chairman of the Board and Chief Executive Officer

         Mr. Parker, the founder of the Company, began his career in the financial services industry in 1974 as a licensed Realtor. A year later, he became the youngest licensed broker in the history of the Lakeland Board of Real Estate when he and his mother, Doris Parker, opened R/D Parker Realty, a franchise of Century 21, the nation's largest real estate sales organization. For the next decade, Mr. Parker sold, developed, built and managed real estate projects primarily throughout Polk County. During that time, he was recognized as a national sales leader for Century 21. In 1986, Mr. Parker became fully licensed to sell securities and insurance with Dean Witter. Following his tenure with Dean Witter, he became the branch manager of Anchor National Financial, a SunAmerica company. With Anchor National, Mr. Parker was the second highest producer nationally among the company's several hundred licensed representatives. During this time, Mr. Parker incorporated and began doing business as The Summit Financial Group, Inc. and the Summit Group of Companies. Summit Brokerage Service Inc., a NASD licensed broker/dealer, was added to the Summit Group of Companies. Mr. Parker holds Series 7, 63, 65 and 24 licenses, as well as life insurance and real estate licenses. Mr. Parker is employed full-time at Summit.


Mark F. Caulfield, Chief Financial Officer, Secretary and Treasurer

         Mark F. Caulfield is a Certified Public Accountant with over 20 years in financial management, serving in such key roles as Vice President of Finance and Administration, as well as Controller. He has been involved with a number of similar rapidly growing companies, including such industries as hospitality management, travel and tourism, restaurant, and nuclear power service contracting. He has served on numerous business, charitable, and community boards and committees. He and his family currently devote a great deal of time to church and Rotary involvement. He is also a member of several professional associations, including the American Institute of Certified Public Accountants. Mr. Caulfield is employed full-time at Summit.


Brian R. Best, Director

         Since 1998, Mr. Best has been a medical center representative for COR Therapeutics, a bio-pharmaceutical company with a breakthrough product in cardiac care. He is responsible for managing 12 coastal hospitals and over 100 physicians. Mr. Best was employed to create a new standard of care for cardiac patients in the Emergency Room and in percutaneous coronary interventions with the use of Integrilin. He is assisting in the development of research facilities for NDA studies and international company representatives. From 1992 to 1998, he was employed by Abbot Laboratories. As a Neurological Sales Specialist, he marketed anti-convulsants and anti-psychotics to neurologists and psychiatrists. As PPR/SWAT, he fulfilled a variety of assignments during this time, including three relocations to rebuild vacant territories. He received a Bachelor of Science degree from Wake Forest University in 1992. Mr. Best is not an employee of Summit.


Harry S. Green, Director

         From 1966 until he retired in 1994, Mr. Green worked for Wal-Mart. After graduation from University of Arkansas in 1970, he started in their management program and was promoted to District Manager in 1977. In 1984 he was promoted to Regional Vice President and in 1988 he was Regional Vice President of Sam's. From 1990 to 1994, he worked with SuperCenters and was Operations Director for Bud's. Mr. Green is not an employee of Summit.


Jack B. Root, Director

         Mr. Root is a 40 year veteran of the financial service industry. He began his career as a financial advisor and has worked his way up through the ranks of the industry. Mr. Root developed the Successful Money Management Seminar and has since helped develop similar courses for Canada and New Zealand. He has presented over 3,500 hours of seminar instruction and has prepared financial plans for hundreds of individuals and families. He retired from Successful Money Management Seminars, Inc., in 1998. Mr. Root is not an employee of Summit.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires a reporting company's officers and directors and greater than ten percent shareholders (collectively, "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and, if applicable, any exchange or national quotation system on which such company is listed. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company is required to report in its proxy statement and annual report the names of Reporting Persons whom the Company knows to be delinquent in Section 16(a) filings for the previous fiscal year. With respect to the fiscal year ended December 31, 1999, the Company was not a reporting company under the Exchange Act and, therefore, Section 16(a) ownership filings were not required during 1999.


MEETINGS AND COMMITTEES OF THE BOARD

         The Board of Directors of the Company held three meetings during its fiscal year ended December 31, 1999 and took action 14 times by written consent. All directors attended 100% or more of the aggregate number of Board meetings. The Company does not have an audit committee or nominating committee.

         The Board of Directors recently established a Compensation Committee comprised of Messrs. Best and Root. The Compensation Committee is responsible for establishing the compensation of the Chief Executive Officer and the next four most highly-paid executive officers of the Company, including salaries, bonuses, termination arrangements, stock options and other incentive compensation and executive officer benefits.


COMPENSATION OF DIRECTORS

         The Company reimburses all directors for their expenses incurred in attending meetings of the Board of Directors, but does not pay any director compensation for service as a director or attending board meetings. All directors are eligible for option grants under the Company's 2000 Incentive Compensation Plan.


                 INFORMATION REGARDING EXECUTIVE COMPENSATION

         The following table sets forth certain information for the fiscal years ended December 31, 1999, 1998 and 1997 concerning compensation paid to or earned by the Company's Chairman of the Board and Chief Executive Officer (the "Named Executive Officer"). No other executive officers were paid or earned compensation in excess of $100,000 for such periods.

SUMMARY COMPENSATION TABLE


                                                                                  LONG-TERM
                                                                                 COMPENSATION
                                                     ANNUAL COMPENSATION(1)         AWARDS
                                                     ----------------------      ------------
               NAME AND                                                           SECURITIES
               PRINCIPAL                FISCAL                                    UNDERLYING
               POSITION                  YEAR         SALARY         BONUS          OPTIONS
               --------                --------      --------        -----        -----------

               Richard Parker          12/31/99      $188,471         $-0-         95,000(2)
                  Chairman and         12/31/98       147,200          -0-             -0-
                  Chief Executive      12/31/97       149,400          -0-             -0-
                  Officer

-----------------------

(1) The amounts reflected in the above table do not include any amounts for perquisites and other personal benefits extended to the Named Executive Officer. The aggregate amount of such compensation for the Named Executive Officer is less than 10% of the total annual salary and bonus.

(2) Represents an option granted in 1999 that is exercisable at $2.50 per share until December 31, 2009.


STOCK OPTIONS GRANTED IN FISCAL 1999

         The following table sets forth certain information concerning grants of options made during fiscal 1999 to the Named Executive Officer.


                                                                                          POTENTIAL REALIZED VALUE
                       NUMBER OF        PERCENT                                            AT ASSUMED ANNUAL RATES
                      SECURITIES        OF TOTAL                                               OF STOCK PRICE
                      UNDERLYING      OPTIONS/SARs                                              APPRECIATION
                       OPTIONS/        GRANTED TO         EXERCISE                           FOR OPTION TERM(1)
                         SARs          EMPLOYEES          OR BASE        EXPIRATION       ------------------------
NAME                  GRANTED(#)        IN 1999         PRICE ($/Sh)        DATE           5% ($)          10% ($)
----                  ----------      ------------      ------------     ----------       -------         --------

Richard Parker          95,000            10%              $2.50          12/31/09        $203,523        $464,756


-----------------

(1) The dollar amounts set forth in these columns are the result of calculations at the five percent and ten percent rates set by the SEC, and therefore are not intended to forecast possible future appreciation, if any, of the market price of the common stock.



AGGREGATE STOCK OPTION EXERCISES AND YEAR-END OPTION VALUE TABLE

         There were no options exercised by the Named Executive Officer during fiscal 1999.


EMPLOYMENT AGREEMENTS

         The Company entered into a two-year employment agreement with William
R. Turner (the "Turner Employment Agreement"), the Company's Chief Operating Officer and President, in September 1999. The term of the Turner Employment Agreement commenced on September 22, 1999 and will expire on September 22, 2001. The Turner Employment Agreement provides that, in consideration for Mr. Turner's services, he is to be (i) paid a base salary of $100,000 during the first year of the agreement, (ii) issued 15,000 shares of the Company's common stock, and (iii) granted an option to purchase 50,000 shares of the Company's common stock at an option price of $2.50 per share. During the second year of the agreement, Mr. Turner will receive a 5% increase in his base salary and 15,000 shares of the Company's common stock, and will be granted an option to purchase 50,000 shares of the Company's common stock at an option price of $2.50 per share. The contract is renewable upon agreement by both parties.

         On May 16, 2000, the Turner Employment Agreement was amended, effective January 1 2000, to delete Mr. Turner's right to receive options to purchase 100,000 shares of the Company's common stock at a rate of 50,000 shares per year, and his right to receive 15,000 shares of the Company's common stock in each of the two years of the agreement. Pursuant to the amendment, Mr. Turner shall instead receive an immediately exercisable option to purchase 160,000 shares at an exercise price of $2.50 per share.

         The Company entered into a two-year employment agreement with Richard Parker (the "Parker Employment Agreement"), the Company's Chief Executive Officer, in May 2000. The Parker Employment Agreement will expire on December 31, 2001. The Parker Employment Agreement provides that, in consideration for Mr. Parker's services, he is to be paid a base salary of $155,000 during the first year of the agreement, and granted an option to purchase 320,000 shares of the Company's common stock at an option price of $2.50 per share. During the second year of the agreement, Mr. Parker will receive a 5% increase in his base salary. The contract is renewable upon agreement by both parties.

         The Company entered into a two-year employment agreement with Mark Caulfield (the "Caulfield Employment Agreement"), the Company's Chief Financial Officer, in May 2000. The Caulfield Employment Agreement will expire on December 31, 2001. The Caulfield Employment Agreement provides that, in consideration for Mr. Caulfield's services, he is to be paid a base salary of $60,000 during the first year of the agreement, and granted an option to purchase 160,000 shares of the Company's common stock at an option price of $2.50 per share. During the second year of the agreement, Mr. Caulfield will receive a 5% increase in his base salary. The contract is renewable upon agreement by both parties.

2000 INCENTIVE COMPENSATION PLAN

         The 2000 Incentive Compensation Plan was approved by the Board of Directors in July 2000 and is presented in this proxy statement for ratification by shareholders. For a summary of the plan, please refer to the description under "II. PROPOSAL TO RATIFY THE COMPANY'S 2000 INCENTIVE COMPENSATION PLAN."


                   CERTAIN TRANSACTIONS INVOLVING MANAGEMENT

         As disclosed in the Company's notes to financial statements included in the Company's Form 10-SB, as amended, the Company advanced certain funds on behalf of companies wholly-owned by Richard Parker, the Company's principal shareholder and an executive officer of the Company. During fiscal 1999 and 1998, the Company paid expenses of $5,739 and $14,220, respectively, on behalf of Educational Seminars of America, Inc., a company wholly owned by Mr. Parker ("ESA"). ESA conducts educational and training seminars for financial planners and generates income from fees paid by participants. At December 31, 1999, there remained a receivable of $19,959 for such expenses. The receivable is not evidenced in writing and was repaid in fiscal 2000.

         The Company leases approximately 6,000 square feet of office space for its headquarters from First America Living Trust, Inc., a company wholly-owned by Mr. Parker. Annual lease payments are $109,200 from 2000 through 2007. The lease expires October 31, 2007. The Company paid rent under this lease of $109,874 in fiscal 1999 and $97,874 in fiscal 1998. The Company also advanced expenses of $71,130 in fiscal 1998 for improvements. Interest of $17,354 was accrued on the advance during fiscal 1999 at 8% per annum and is included in the $88,484 outstanding balance owed on such expenses at December 31, 1999. The entire balance outstanding including accrued interest is intended to be repaid to the Company.

         The Company entered into a written agreement whereby it paid a management fee to cover overhead expenses which included administrative services, clerical and accounting to Summit Group of Companies, Inc., a company wholly-owned by Mr. Parker. Under this agreement, the management fee is equal to 95% of the Company's prior month net income. Net income is defined as gross income of the Company from whatever source, less commissions paid to representatives and commissions re-allowed to other broker-dealer firms and other expenses, excluding the monthly management fee and income taxes incurred by the Company. The management fees may be reduced or waived for any month where necessary to insure that the net capital of the Company does not fall below $100,000 and/or the ratio of the Company's aggregate indebtedness to net capital does not exceed 1,000%, as such terms are defined by the National Association of Securities Dealers. The term of the agreement is one year and can be extended for additional consecutive one-year terms unless either party notifies the other at least one month prior to the completion of any one-year term of its desire to terminate the agreement. The management agreement was terminated effective January 1, 2000. In order to reflect the true costs of the support services, the Company has, instead of following the management agreement, reflected all support services costs paid by the management company on the Company's behalf in the financial statements at December 31, 1999 and 1998. The total fees paid to the related party were $1,156,235 and $885,482 for 1999 and 1998, respectively.

         The Company received $29,015 in fiscal 1999 of commissions from ESA for referrals to the seminars conducted by ESA.


II.      PROPOSAL TO APPROVE THE COMPANY'S 2000 INCENTIVE COMPENSATION PLAN.

         BACKGROUND AND PURPOSE. In July 2000, the Board of Directors adopted the Summit Brokerage Services, Inc. 2000 Incentive Compensation Plan (the "2000 Plan") and recommended that it be submitted to the Company's shareholders for their approval at the Annual Meeting. The terms of the 2000 Plan provide for grants of stock options, stock appreciation rights ("SARs"), restricted stock, deferred stock, other stock-related awards and performance or annual incentive awards that may be settled in cash, stock or other property (collectively, "Awards"). The effective date of the 2000 Plan is July 21, 2000 (the "Effective Date"). No Awards have been made under the 2000 Plan as of the date of this Proxy Statement.

         Shareholder approval of the Plan is required (i) for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which are further described below, (ii) in order for the 2000 Plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation G promulgated under the Exchange Act, and (iii) by the rules of Nasdaq.

         The following is a summary of certain principal features of the 2000 Plan. This summary is qualified in its entirety by reference to the complete text of the 2000 Plan, which is attached to this Proxy Statement as Exhibit A. Shareholders are urged to read the actual text of the 2000 Plan in its entirety.

         SHARES AVAILABLE FOR AWARDS; ANNUAL PER-PERSON LIMITATIONS. Under the 2000 Plan, the total number of shares of common stock that may be subject to the granting of Awards under the 2000 Plan at any time during the term of the Plan shall be equal to 900,000 shares, plus the number of shares with respect to which Awards previously granted under the 2000 Plan that terminate without being exercised, and the number of shares that are surrendered in payment of any Awards or any tax withholding requirements.

         The 2000 Plan limits the number of shares which may be issued pursuant to incentive stock options to 900,000 shares.

         In addition, the 2000 Plan imposes individual limitations on the amount of certain Awards in part to comply with Code Section 162(m). Under these limitations, during any fiscal year the number of options, SARs, restricted shares of common stock, deferred shares of common stock, shares as a bonus or in lieu of other Company obligations, and other stock-based Awards granted to any one participant may not exceed 200,000 shares for each type of such Award, subject to adjustment in certain circumstances. The maximum amount that may be paid out as an annual incentive Award or other cash Award in any fiscal year to any one participant is $2,000,000, and the maximum amount that may be earned as a performance Award or other cash Award in respect of a performance period by any one participant is $5,000,000.

         The Committee is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

         ELIGIBILITY. The persons eligible to receive Awards under the 2000 Plan are the officers, directors, employees and independent contractors of the Company and its subsidiaries. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the 2000 Plan. As of July 19, 2000, approximately 100 persons were eligible to participate in the 2000 Plan.

         ADMINISTRATION. The 2000 Plan is to be administered by a committee designated by the Board of Directors consisting of not less than two directors (the "Committee"), each member of which must be a "non-employee director" as defined under Rule 16b-3 under the Exchange Act and an "outside director" for purposes of Section 162(m) of the Code. However, except as otherwise required to comply with Rule 16b-3 of the Exchange Act, or Section 162(m) of the Code, the Board may exercise any power or authority granted to the Committee. Subject to the terms of the 2000 Plan, the Committee or the Board is authorized to select eligible persons to receive Awards, determine the type and number of Awards to be granted and the number of shares of common stock to which Awards will relate, specify times at which Awards will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the 2000 Plan, and make all other determinations that may be necessary or advisable for the administration of the 2000 Plan.

         STOCK OPTIONS AND SARs. The Committee or the Board is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a share of common stock on the date of exercise (or defined "change in control price" following a change in control) exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the Committee, but in the case of an ISO must not be less than 100% of the fair market value of a share of common stock on the date of grant. For purposes of the 2000 Plan, the term "fair market value" means the fair market value of common stock, Awards or other property as determined by the Committee or the Board or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the fair market value of common stock as of any given date shall be the closing sales price per share of common stock as reported on the principal stock exchange or market on which common stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the Committee or the Board, except that no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares that have been held for at least 6 months, outstanding Awards or other property having a fair market value equal to the exercise price, as the Committee or the Board may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the Committee or the Board. SARs granted under the 2000 Plan may include "limited SARs" exercisable for a stated period of time following a change in control of the Company, as discussed below.

         RESTRICTED AND DEFERRED STOCK. The Committee or the Board is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of common stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the Committee or the Board. A participant granted restricted stock generally has all of the rights of a shareholder of the Company, unless otherwise determined by the Committee or the Board. An Award of deferred stock confers upon a participant the right to receive shares of common stock at the end of a specified deferral period, subject to possible forfeiture of the Award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an Award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

         DIVIDEND EQUIVALENTS. The Committee or the Board is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of common stock, other Awards or other property equal in value to dividends paid on a specific number of shares of common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of common stock, Awards or otherwise as specified by the Committee or the Board.

         BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATIONS. The Committee or the Board is authorized to grant shares of common stock as a bonus free of restrictions, or to grant shares of common stock or other Awards in lieu of Company obligations to pay cash under the 2000 Plan or other plans or compensatory arrangements, subject to such terms as the Committee or the Board may specify.

         OTHER STOCK-BASED AWARDS. The Committee or the Board is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. Such Awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of common stock, purchase rights for shares of common stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of shares of common stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board determines the terms and conditions of such Awards.

         PERFORMANCE AWARDS, INCLUDING ANNUAL INCENTIVE AWARDS. The right of a participant to exercise or receive a grant or settlement of an Award, and the timing thereof, may be subject to such performance conditions (including subjective individual goals) as may be specified by the Committee or the Board. In addition, the 2000 Plan authorizes specific annual incentive Awards, which represent a conditional right to receive cash, shares of common stock or other Awards upon achievement of certain pre-established performance goals and subjective individual goals during a specified fiscal year. Performance Awards and annual incentive Awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be "covered employees" (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that should qualify such Awards as "performance-based compensation" not subject to the limitation on tax deductibility by the Company under Code
Section 162(m). For purposes of Section 162(m), the term "covered employee" means the Company's chief executive officer and each other person whose compensation is required to be disclosed in the Company's filings with the SEC by reason of that person being among the four highest compensated officers of the Company as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance Award or annual incentive Award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee and not the Board.

         Subject to the requirements of the 2000 Plan, the Committee or the Board will determine performance Award and annual incentive Award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. In granting annual incentive or performance Awards, the Committee or the Board may establish unfunded award "pools," the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of certain business criteria described in the 2000 Plan (including, for example, total shareholder return, net income, pretax earnings, EBITDA, earnings per share, and return on investment). During the first 90 days of a fiscal year or performance period, the Committee or the Board will determine who will potentially receive annual incentive or performance Awards for that fiscal year or performance period, either out of the pool or otherwise.

         After the end of each fiscal year or performance period, the Committee or the Board will determine (i) the amount of any pools and the maximum amount of potential annual incentive or performance Awards payable to each participant in the pools and (ii) the amount of any other potential annual incentive or performance Awards payable to participants in the 2000 Plan. The Committee or the Board may, in its discretion, determine that the amount payable as an annual incentive or performance Award will be reduced from the amount of any potential Award.

         OTHER TERMS OF AWARDS. Awards may be settled in the form of cash, shares of common stock, other Awards or other property, in the discretion of the Committee or the Board. The Committee or the Board may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee or the Board may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee or the Board is authorized to place cash, shares of common stock or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 2000 Plan. The Committee or the Board may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares of common stock or other property to be distributed will be withheld (or previously acquired shares of common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2000 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee or the Board may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

         Awards under the 2000 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee or the Board may, however, grant Awards in exchange for other Awards under the 2000 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

         ACCELERATION OF VESTING; CHANGE IN CONTROL. The Committee or the Board may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award, and such accelerated exercisability, lapse, expiration and if so provided in the Award agreement, vesting shall occur automatically in the case of a "change in control" of the Company, as defined in the 2000 Plan (including the cash settlement of SARs and "limited SARs" which may be exercisable in the event of a change in control). In addition, the Committee or the Board may provide in an Award agreement that the performance goals relating to any performance based Award will be deemed to have been met upon the occurrence of any "change in control." Upon the occurrence of a change in control, if so provided in the Award agreement, stock options and limited SARs (and other SARs which so provide) may be cashed out based on a defined "change in control price," which will be the higher of (i) the cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any reorganization, merger, consolidation, liquidation, dissolution or sale of substantially all assets of the Company, or (ii) the highest fair market value per share (generally based on market prices) at any time during the 60 days before and 60 days after a change in control. For purposes of the 2000 Plan, the term "change in control" generally means (a) approval by shareholders of any reorganization, merger or consolidation or other transaction or series of transactions if persons who were shareholders immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company's then outstanding, voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless the reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned), or (b) a change in the composition of the Board such that the persons constituting the Board on the date the Award is granted (the "Incumbent Board"), and subsequent directors approved by the Incumbent Board (or approved by such subsequent directors), cease to constitute at least a majority of the Board, or (c) the acquisition by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 50% of either the then outstanding shares of the Company's common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, (2) any person, entity or "group" that as of the date on which the Award is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company or its Subsidiaries.

         AMENDMENT AND TERMINATION. The Board of Directors may amend, alter, suspend, discontinue or terminate the 2000 Plan or the Committee's authority to grant Awards without further shareholder approval, except shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of common stock are then listed or quoted. Thus, shareholder approval may not necessarily be required for every amendment to the 2000 Plan which might increase the cost of the 2000 Plan or alter the eligibility of persons to receive Awards. Shareholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek shareholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the 2000 Plan will terminate at such time as no shares of common stock remain available for issuance under the 2000 Plan and the Company has no further rights or obligations with respect to outstanding Awards under the 2000 Plan.

         SECURITIES ACT REGISTRATION. The Company intends in the future to register the shares of common stock available for Awards under the 2000 Plan pursuant to a Registration Statement on Form S-8 filed with the SEC.

         FEDERAL INCOME TAX CONSEQUENCES OF AWARDS OF OPTIONS. The following is a brief description of the federal income tax consequences generally arising with respect to Awards of options under the 2000 Plan.

         The grant of an option will create no tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply). Upon exercising an option other than an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares of common stock acquired on the date of exercise.

         Upon a disposition of shares of common stock acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares of common stock at the date of exercise of the ISO minus the exercise price, or (ii) the amount realized upon the disposition of the ISO shares of common stock minus the exercise price. Otherwise, a participant's disposition of shares of common stock acquired upon the exercise of an option (including an ISO for which the ISO holding periods are met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares of common stock (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

         The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares of common stock for the ISO holding periods prior to disposition of the shares.

         The Omnibus Budget Reconciliation Act of 2003 added Section 162(m) to the Code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 2004. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. As discussed above, the Company intends that options and certain other Awards granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such Awards, qualify as such "performance-based compensation," so that such Awards will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of the Company to ensure that options or other Awards under the 2000 Plan will qualify as "performance-based compensation" that is fully deductible by the Company under Section 162(m).

         The foregoing discussion, which is general in nature and is not intended to be a complete description of the federal income tax consequences of the 2000 Plan, is intended for the information of shareholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 2000 Plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the 2000 Plan should consult a tax advisor as to the tax consequences of participation.

         NEW PLAN BENEFITS. No Awards have been granted under the 2000 Plan through the date of this Proxy Statement. The table sets forth, as of July 19, 2000, the assumed amount and dollar value of Awards that would have been received by the Named Executive Officer and by certain other groups of individuals as if the 2000 Plan had then been in effect. The assumed amounts are based upon options actually granted during fiscal 1999 and fiscal 2000, as of July 19,2000, outside of any plan. Since these options were granted prior to the Company adopting the 2000 Plan, they will remain outside of the Plan. See "Information Regarding Executive Compensation."


                                                                                                      STOCK OPTIONS
                                                                                           -----------------------------------
                                                                         PERFORMANCE          NUMBER OF            VALUE OF
NAME AND POSITION                                                          BONUS(1)        OPTIONS GRANTED     OPTIONS GRANTED
-----------------                                                        -----------       ---------------     ---------------


 Richard Parker, Chairman & CEO                                              -0-               551,440            $ 242,634
 All current executive officers as a group (3 persons)...................    -0-               871,440            $ 383,434
 All current directors who are not executive officers (3 persons)........    -0-                25,000            $  11,000
 All employees, other than executive officers (27 persons)...............    -0-                78,412            $  34,501


---------------------

(1) Represents options granted by the Company as of July 19, 2000 outside of any formal plan. For purposes of this table, the value of each option was deemed to be the amount, if any, by which the closing market price of a share of common stock on May 16, 2000 ($2.94) exceeds the option's exercise price. The value is determined without regard to whether the option is currently exercisable or not. All options are nonqualified options with exercise prices ranging from $2.50 to $2.94 per share (the market price on the date of grant) of such options, options for 930,805 shares are currently exercisable and options for 44,046 shares become exercisable at the rate of 20% on each of the first four anniversaries of the date of grant, and have a term of 10 years.

         The Company believes that Awards granted under the 2000 Plan will be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company. Because persons to whom Awards may be made are to be determined from time to time by the Committee in its discretion, it is impossible at this time to indicate the precise number, name or positions of persons who will hereafter receive Awards or the nature and terms of such Awards.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE COMPANY'S 2000 INCENTIVE COMPENSATION PLAN.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         On January 13, 2000, the client-auditor relationship between Summit Brokerage Services, Inc. and Flavin, Jackson, Zirilli & Bouvier, the independent accountants who were previously engaged as the principal accountants to audit the Company's financial statements, was terminated by the Company. The termination of the client-auditor relationship was a result of the desire of the Company to engage a firm that was registered with the SEC Practice Section of the AICPA, in anticipation of filing a registration statement with the SEC. The Company has engaged Hoyman, Dobson & Company, P.A., effective January 13, 2000, to serve as the Company's independent accountants.


Previous independent accountants:
---------------------------------

         1.       Flavin, Jackson, Zirilli & Bouvier was dismissed on
January 13, 2000;

         2. The report of Flavin, Jackson, Zirilli & Bouvier on the financial statements of the Company for the past two years contained no adverse opinion, disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles;

         3. The decision to change accountants was approved by the Company's Board of Directors;

         4. During the two most recent fiscal years, and through the date of their letter, there were no disagreements nor differences of opinion with Flavin, Jackson, Zirilli & Bouvier on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Flavin, Jackson, Zirilli & Bouvier, would cause it to make reference to the subject matter of the disagreements in connection with its report.

         5. During the two most recent fiscal years and through the date of their letter, there were no events as listed in Regulation S-K, Item 304,
(a) (1) (v) paragraphs (A) through (D), which led to any disagreements or differences of opinion with Flavin, Jackson, Zirilli & Bouvier.

         6. The Company has furnished Flavin, Jackson, Zirilli & Bouvier with a copy of the Company's above statements, which are made in response to
Item 304 (a) of SEC Regulation S-K and has requested that Flavin, Jackson, Zirilli & Bouvier furnish the Company with a letter addressed to the SEC, stating whether or not Flavin, Jackson, Zirilli & Bouvier agrees with such statements. A copy of Flavin, Jackson, Zirilli & Bouvier's letter, dated July 24, 2000 is attached hereto as Exhibit B.


New independent accountants:
----------------------------

         On January 13, 2000, Hoyman, Dobson & Company, P.A., was engaged as independent accountants for the Company. During the two most recent fiscal years and through the date of their letter, there have been no reportable events as defined in Item 304(a)-(1)(v) of Regulation S-K. A copy of Hoyman, Dobson & Company, P.A.'s letter, dated July 24, 2000 is attached hereto as Exhibit C.


                                OTHER BUSINESS

         The Board of Directors is not aware of any matters to be presented at the meeting other than the matters described herein and does not intend to bring any other matters before the meeting. However, if any other matters should come before the meeting, or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.


                 SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

         Pursuant to the Company's Articles of Incorporation, any shareholder proposals for inclusion in the Company's Proxy Statement and form of proxy relating to the Company's 2001 Annual Meeting of Shareholders must be received by the Company by March 26, 2000. In submitting proposals, shareholders must comply with the Company's advance notice provisions contained in its amended Bylaws and the rules and regulations promulgated by the SEC relating to shareholder proposals. The Company will provide a copy of the advance notice provisions from its Bylaws without charge upon written request. Shareholder proposals and requests for copies of the advance notice provisions should be addressed to Mark F. Caulfield, Chief Financial Officer, Secretary and Treasurer, Summit Brokerage Services, Inc., 25 Fifth Avenue, Indialantic, Florida 32903.


                         ANNUAL REPORT AND FORM 10-KSB

         The Company is a newly reporting company and has not been required to file an annual report or a Form 10-KSB for fiscal 1999. However, the Company filed a Registration Statement on Form 10-SB, as amended (the "Form 10SB"), with the SEC on May 3, 2000, a copy of which has been forwarded to each shareholder together with this Proxy Statement. None of the exhibits referred to in the Form 10SB have been provided. However, shareholders who wish to obtain a copy of any exhibit(s) listed in the Form 10SB may, by written request to the Company, obtain a copy of such exhibits. Requests for additional copies of the Form 10SB or any exhibits referred to therein should be made in by writing to Summit Investor Relations Dept., c/o Summit Brokerage Services, Inc., 25 Fifth Avenue, Indialantic, Florida 32903.

         Kindly date, sign and return the enclosed proxy card.

                                       By Order of the Board of Directors,



                                       /s/ Mark F. Caulfield
                                       ----------------------------------------
                                           Mark F. Caulfield
                                           Chief Financial Officer,
                                           Secretary & Treasurer




ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

                                                                       EXHIBIT A
















                         SUMMIT BROKERAGE SERVICES, INC.


                        2000 INCENTIVE COMPENSATION PLAN

                         SUMMIT BROKERAGE SERVICES, INC.

                        2000 INCENTIVE COMPENSATION PLAN

1.       Purpose.................................................................................1
2.       Definitions.............................................................................1
3.       Administration..........................................................................4
         (a)      Authority of the Committee.....................................................4
         (b)      Manner of Exercise of Committee Authority......................................4
         (c)      Limitation of Liability........................................................5
4.       Stock Subject to Plan...................................................................5
         (a)      Limitation on Overall Number of Shares Subject to Awards.......................5
         (b)      Application of Limitations.....................................................5
5.       Eligibility; Per-Person Award Limitations...............................................5
6.       Specific Terms of Awards................................................................6
         (a)      General........................................................................6
         (b)      Options........................................................................6
         (c)      Stock Appreciation Rights......................................................7
         (d)      Restricted Stock...............................................................8
         (e)      Deferred Stock.................................................................9
         (f)      Bonus Stock and Awards in Lieu of Obligations.................................10
         (g)      Dividend Equivalents..........................................................10
         (h)      Other Stock-Based Awards......................................................11
7.       Certain Provisions Applicable to Awards................................................11
         (a)      Stand-Alone, Additional, Tandem, and Substitute Awards........................11
         (b)      Term of Awards................................................................11
         (c)      Form and Timing of Payment Under Awards; Deferrals............................11
         (d)      Exemptions from Section 16(b) Liability.......................................12
8.       Performance and Annual Incentive Awards................................................12
         (a)      Performance Conditions........................................................12
         (b)      Performance Awards Granted to Designated Covered Employees....................12
         (c)      Annual Incentive Awards Granted to Designated Covered Employees...............14
         (d)      Written Determinations........................................................15
         (e)      Status of Section 8(b) and Section 8(c) Awards Under Code Section 162(m)......15
9.       Change in Control......................................................................16
         (a)      Effect of "Change in Control".................................................16
         (b)      Definition of "Change in Control".............................................16
         (c)      Definition of "Change in Control Price".......................................17
10.      General Provisions.....................................................................17
         (a)      Compliance With Legal and Other Requirements..................................17
         (b)      Limits on Transferability; Beneficiaries......................................18
         (c)      Adjustments...................................................................18
         (d)      Taxes.........................................................................19




                                      (i)


         (e)      Changes to the Plan and Awards................................................19
         (f)      Limitation on Rights Conferred Under Plan.....................................20
         (g)      Unfunded Status of Awards; Creation of Trusts.................................20
         (h)      Nonexclusivity of the Plan....................................................20
         (i)      Payments in the Event of Forfeitures; Fractional Shares.......................20
         (j)      Governing Law.................................................................21
         (k)      Plan Effective Date and Shareholder Approval; Termination of Plan.............21
































                                      (ii)

                         SUMMIT BROKERAGE SERVICES, INC.

                        2000 INCENTIVE COMPENSATION PLAN

         1. Purpose. The purpose of this 2000 Incentive Compensation Plan (the "PLAN") is to assist SUMMIT BROKERAGE SERVICES, INC., a Florida corporation (the "COMPANY") and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, Directors and independent contractors by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's shareholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Company.

         2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in
Section 1 hereof.

                  (a) "Annual Incentive Award" means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

                  (b)      "Award" means any Option, SAR (including Limited
SAR), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest, granted to a Participant under the Plan.

                  (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

                  (d) "Beneficial Owner", "Beneficially Owning" and "Beneficial Ownership" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

                  (e)      "Board" means the Company's Board of Directors.

                  (f) "Change in Control" means Change in Control as defined with related terms in Section 9 of the Plan.

                  (g) "Change in Control Price" means the amount calculated in accordance with Section 9(c) of the Plan.

                  (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

                  (i) "Committee" means a committee designated by the Board to administer the Plan; provided, however, that the Committee shall consist of at least two directors, and each member of which shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" within the meaning of Section 162(m) of the Code, unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

                  (j) "Corporate Transaction" means a Corporate Transaction as defined in Section 9(b)(i) of the Plan.

                  (k) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

                  (l) "Deferred Stock" means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

                  (m)      "Director" means a member of the Board.

                  (n) "Disability" means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

                  (o) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

                  (p) "Effective Date" means the effective date of the Plan, which shall be July 21, 2000.

                  (q) "Eligible Person" means each Executive Officer of the Company (as defined under the Exchange Act) and other officers, Directors and employees of the Company or of any Subsidiary, and independent contractors with the Company or any Subsidiary. The foregoing notwithstanding, only employees of the Company or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in the Plan.

                  (r) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

                  (s) "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

                  (t) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or the Board, or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the Fair Market Value of Stock as of any given date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

                  (u) "Incentive Stock Option" or "ISO" means any Option intended to be designated as an incentive stock option within the meaning of
Section 422 of the Code or any successor provision thereto.

                  (v) "Incumbent Board" means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

                  (w) "Limited SAR" means a right granted to a Participant under Section 6(c) hereof.

                  (x)      "Option" means a right granted to a Participant under
Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

                  (y) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h) hereof.

                  (z) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

                  (aa) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

                  (bb) "Performance Award" means a right, granted to an Eligible Person under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee or the Board.

                  (cc) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

                  (dd) "Restricted Stock" means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

                  (ee) "Rule 16b-3" and "Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under
Section 16 of the Exchange Act

                  (ff) "Stock" means the Company's Common Stock, par value $.0001 per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.

                  (gg) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

                  (hh) "Subsidiary" means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

         3.       Administration.

                  (a) Authority of the Committee. The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan or in order to comply with Code Section 162(m) or Rule 16b-3 under the Exchange Act, the Board may exercise any power or authority granted to the Committee under this Plan. The Committee or the Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee or the Board may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee or the Board under the Plan or pursuant to any Award, the Committee or the Board shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

                  (b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee or the Board shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee or the Board, and the taking of any action by the Committee or the Board, shall not be construed as limiting any power or authority of the Committee or the Board. The Committee or the Board may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee or the Board shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee or the Board may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee or the Board as the Committee or the Board may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law and subject to the requirements set forth in
Section 8(d). The Committee or the Board may appoint agents to assist it in administering the Plan.

                  (c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a Subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

         4.       Stock Subject to Plan.

                  (a) Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of (i) Nine Hundred Thousand (900,000) plus (ii) the number of shares with respect to Awards previously granted under the Plan that terminate without being exercised, expire, are forfeited or canceled, and the number of shares of Stock that are surrendered in payment of any Awards or any tax withholding with regard thereto. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Subject to adjustment as provided in Section 10(c) hereof, in no event shall the aggregate number of shares of Stock which may be issued pursuant to ISOs exceed Nine Hundred Thousand (900,000) shares.

                  (b) Application of Limitations. The limitation contained in Section 4(a) shall apply not only to Awards that are settleable by the delivery of shares of Stock but also to Awards relating to shares of Stock but settleable only in cash (such as cash-only SARs). The Committee or the Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

         5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than Two Hundred Thousand (200,000) shares of Stock, subject to adjustment as provided in Section 10(c), under each of

Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and 8(c). In addition, the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Participant shall be $2,000,000, and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Participant shall be $5,000,000.

         6.       Specific Terms of Awards.

                  (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee or the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee or the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee or the Board shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee or the Board is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Florida law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

                  (b) Options. The Committee and the Board each is authorized to grant Options to Participants on the following terms and conditions:

                           (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee or the Board, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not, in any event, be less than the par value of a share of Stock on the date of grant of such Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the
                  Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

                           (ii) Time and Method of Exercise. The Committee or the Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee or the Board a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants. In addition, the Option may, but need not include, a provision whereby the Participant may elect at any time while an Eligible Employee to exercise the Option as to any part or all of the Stock subject to the Option prior to the full vesting of the Option; provided that any unvested shares of Stock so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the lesser of (x) the original repurchase price or (y) the Fair Market Value of the shares of Stock on the date of such repurchase, or to any other restrictions the Committee determines to be appropriate.

                           (iii) ISOs. The terms of any ISO granted under the
                  Plan shall comply in all respects with the provisions of
                  Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

                                    (A) the Option shall not be exercisable more
                           than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

                                    (B) The aggregate Fair Market Value
                           (determined as of the date the Incentive Stock Option is granted) of the shares of stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company or its Parent Corporation during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

                  (c) Stock Appreciation Rights. The Committee and the Board each is authorized to grant SAR's to Participants on the following terms and conditions:

                           (i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a "Limited SAR" that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under
                  Section 9(c) hereof), over (B) the grant price of the SAR as determined by the Committee or the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under Section 7(a) hereof.

                           (ii) Other Terms. The Committee or the Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee or the Board, may be granted on such terms, not inconsistent with this Section 6(c), as the Committee or the Board may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

                  (d) Restricted Stock. The Committee and the Board each is authorized to grant Restricted Stock to Participants and/or permit Participants to purchase Restricted Stock on the following terms and conditions:

                           (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee or the Board may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee or the Board may determine at the date of grant or purchase or thereafter. Except to the extent restricted under the terms of the Plan and any agreement relating to the Restricted Stock, a Participant who is granted or has purchased Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee or the Board). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

                           (ii) Forfeiture. Except as otherwise determined by the Committee or the Board at the time of the Award or purchase, upon termination of a Participant's employment during the applicable restriction period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee or the Board may provide, by rule or regulation or in any agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

                           (iii) Certificates for Stock. Restricted Stock
                  granted and/or purchased under the Plan may be evidenced in such manner as the Committee or the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee or the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

                           (iv) Dividends and Splits. As a condition to the grant or purchase of Restricted Stock, the Committee or the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee or the Board, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

                  (e) Deferred Stock. The Committee and the Board each is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

                           (i) Award and Restrictions. Satisfaction of an Award of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee or the Board (or, if permitted by the Committee or the Board, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee or the Board may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee or the Board may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee or the Board at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, an Award of Deferred Stock carries no voting or dividend or other rights associated with share ownership.

                           (ii) Forfeiture. Except as otherwise determined by the Committee or the Board, upon termination of a Participant's employment during the applicable deferral period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), the Participant's Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Deferred Stock.

                           (iii) Dividend Equivalents. Unless otherwise
                  determined by the Committee or the Board at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either
                  (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or
                  (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee or the Board shall determine or permit the Participant to elect.

                  (f) Bonus Stock and Awards in Lieu of Obligations. The Committee and the Board each is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee or the Board.

                  (g) Dividend Equivalents. The Committee and the Board each is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee or the Board may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee or the Board may specify.

                  (h) Other Stock-Based Awards. The Committee and the Board each is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee or the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee or the Board shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

         7.       Certain Provisions Applicable to Awards.

                  (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee or the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee or the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

                  (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee or the Board; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the Code).

                  (c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee or the Board shall determine, including, without limitation, cash, Stock that have been held for at least 6 months, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or the Board or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or the Board (subject to Section 10(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee or the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

                  (d) Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under
Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

         8.       Performance and Annual Incentive Awards.

                  (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee or the Board. The Committee or the Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code
Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

                  (b) Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

                           (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

                           (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total shareholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total shareholder return; (2) such total shareholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index or the S&P Specialty Retailer Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings;
                  (13) working capital or inventory; and (14) ratio of debt to shareholders' equity. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof that are intended to qualify as "performanced-based compensation under Code
                  Section 162(m).

                           (iii) Performance Period; Timing For Establishing
                  Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

                           (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                           (v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

                  (c)      Annual Incentive Awards Granted to Designated
Covered Employees. If and to the extent that the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

                           (i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                           (ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

                           (iii) Payout of Annual Incentive Awards. After the
                  end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

                  (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under
Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards if and to the extent required to comply with Code Section 162(m).

                  (e) Status of Section 8(b) and Section 8(c) Awards Under Code Section 162(m). It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

         9.       Change in Control.

                  (a) Effect of "Change in Control." If and to the extent provided in the Award, in the event of a "Change in Control," as defined in
Section 9(b), the following provisions shall apply:

                           (i) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control, subject only to applicable restrictions set forth in
                  Section 10(a) hereof;

                           (ii) Limited SARs (and other SARs if so provided by their terms) shall become exercisable for amounts, in cash, determined by reference to the Change in Control Price;

                           (iii) The restrictions, deferral of settlement, and
                  forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof; and

                           (iv) With respect to any such outstanding Award subject to achievement of performance goals and conditions under the Plan, such performance goals and other conditions will be deemed to be met if and to the extent so provided by the Committee in the Award agreement relating to such Award.

                  (b) Definition of "Change in Control. A "Change in Control" shall be deemed to have occurred upon:

                           (i) Approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale (any such event being referred to as a "Corporate Transaction") is subsequently abandoned);

                           (ii) Individuals who, as of the date on which the Award is granted, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Award was granted whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

                           (iii) the acquisition (other than from the Company)
                  by any person, entity or "group", within the meaning of
                  Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 50% of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, (2) any person, entity or "group" that as of the date on which the Award is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company or its Subsidiaries.

                  (c) Definition of "Change in Control Price." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 9(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60-day period following the Change in Control.

         10.      General Provisions.

                  (a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee or the Board, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee or the Board, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

                  (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee or the Board pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

                  (c) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that a substitution or adjustment is determined by the Committee or the Board to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee or the Board shall, in such manner as it may deem equitable, substitute or adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

                  (d) Taxes. The Company and any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee or the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

                  (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee or the Board may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee or the Board may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

                  (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Subsidiary; (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person's or Participant's employment at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

                  (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee or the Board may specify and in accordance with applicable law.

                  (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

                  (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee or the Board, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                  (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of laws, and applicable federal law.

                  (k) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within 12 months of its adoption by the Board by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) and 422, Rule 16b-3 under the Exchange Act, applicable NASDAQ requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event shareholder approval is not obtained. The Plan shall terminate at such time as no shares of Common Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

                                                                      EXHIBIT B




                       FLAVIN, JACKSON, ZIRILLI & BOUVIER
                                330 FIFTH AVENUE
                           INDIALANTIC, FLORIDA 32903




July 24, 2000


Office of the Chief Accountant
SECPS Letter Files
Securities and Exchange Commission
Mail Stop 9-5
450 Fifth St. NW
Washington, DC  20549


Ladies and Gentlemen:

We were previously principal accountants for Summit Brokerage Services, Inc. Under the date of February 17, 1999, we reported on the financial statements of Summit Brokerage Services, Inc. as of and for the period ended December 31, 1998. On January 13, 2000 our appointment as principal accountants was terminated. We have read the statements included in the Summit Brokerage Services, Inc. Proxy Statement dated July 26, 2000, and we agree with such statements.

In addition, we confirm that our reports on the Summit Brokerage Services, Inc. financial statements for the prior two years have not contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

Very truly yours,



/S/ Flavin, Jackson, Zirilli & Bouvier
--------------------------------------
Flavin, Jackson, Zirilli & Bouvier

[GRAPHIC OMITTED]  HOYMAN, DOBSON & COMPANY, P.A.
                   CERTIFIED PUBLIC ACCOUNTANTS
                   215 Baytree Drive, Suite 1
                   Melbourne, Florida 32940
                   407-255-0088
                   Fax 407-259-8648
                   www.hoyman.com



                                                                      EXHIBIT C



                                 July 24, 2000



Office of the Chief Accountant
SECPS Letter Files
Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street N.W.
Washington  DC  20549


Ladies and Gentlemen:

On January 13, 2000 we were engaged by Summit Brokerage Services, Inc. and Subsidiaries as their principal accountants. On January 28, 2000, except to
Note 16 as to which the date is April 20, 2000, we reported on the consolidated financial statements of Summit Brokerage Services, Inc. and Subsidiaries as of and for the year ended December 31, 1999. We have read the definitive proxy statement and we agree with the statement in the proxy that during the two most recent fiscal years and through the date of this letter there have been no reportable events as defined in Item 304(a)-(1)(v).


Very truly yours,


/S/ DEBORAH A. BRADLEY
----------------------------
Deborah A. Bradley
Hoyman, Dobson & Company, PA

                        SUMMIT BROKERAGE SERVICES, INC.
                ANNUAL MEETING OF SHAREHOLDERS, AUGUST 12, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Summit Brokerage Services, Inc. (the "Company") hereby appoints Richard Parker and Mark F. Caulfield, or either of them, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to vote all such shares of the Company as to which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company and at all adjournments or postponements thereof, to be held at the Hilton Beach Hotel, 3003 North A1A, Indialantic, Florida, on Saturday, August 12, 2000, at 12:00 p.m. Eastern Standard Time, in accordance with the following instructions:

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR
ITEM 2.

             (DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED)
 ...............................................................................

                        SUMMIT BROKERAGE SERVICES, INC.
                      2000 ANNUAL MEETING OF SHAREHOLDERS

1.       ELECTION OF DIRECTORS:

             1.  Richard Parker              3.  Harry S. Green
             2.  Brian R. Best               4.  Jack B. Root

         [ ] FOR all nominees listed above   [ ] WITHHOLD AUTHORITY to vote
             (except as specified below)         for all nominees listed above.


         (Instructions: To withhold authority to vote for any    |            |
         indicated nominee, write the number(s) in the box       |            |
         provided to the right.)                                 |            |


2.       To approve the Company's 2000 INCENTIVE COMPENSATION PLAN:

                        [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before this Meeting or any adjournments or postponements thereof.

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Check appropriate box and indicate changes below:

                   [ ] Address Change?       [ ] Name Change?

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SIGNATURE(S) IN BOX: (Please sign exactly as your name appears on the Proxy.
When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or partner, please give full title as such. If a corporation, please sign in full corporate name by president or by other authorized officer. If a partnership, please sign in partnership name by authorized person.)

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DATE:                                  NUMBER OF SHARES:


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